                                                                  Exhibit B-19

PROXY                                                                      PROXY
                           MISSISSIPPI POWER COMPANY

    The undersigned hereby appoints Dwight H. Evans, Michael W. Southern and Wayne Boston, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of Mississippi Power Company (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 10, 1997, or any adjournment(s) or postponement(s) thereof.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR item 1.

    Indicate your vote by an (X). The Board of Directors recommends voting FOR item 1.

ITEM 1.

    To remove from the Company's Charter (i) Subparagraph (F)(b) of Paragraph FOURTH under "General Provisions" of the "Preferred Stock" section, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company, (ii) Subparagraph (F)(a) of Paragraph FOURTH under "General Provisions" of the "Preferred Stock" section, a provision which requires the vote of the holders of at least a majority of the total voting power of the Company's outstanding preferred stock to approve the sale of all or substantially all of the Company's property and mergers or consolidations that have not been approved under the Public Utility Holding Company Act of 1935, as amended, and (iii) Subparagraph (B) (except the first paragraph therein) of Paragraph FOURTH under "General Provisions" of the "Preferred Stock" section, a provision restricting the ability of the Company to pay dividends on its common stock in the event that its common equity capitalization falls below certain levels.

               [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN

    SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

    Please check box if you plan to attend the Special Meeting.  [ ]

                            SIGNATURE(S) OF OWNER(S)

X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------
Dated:                                                                    , 1997
      --------------------------------------------------------------------
Name(s):
        ------------------------------------------------------------------------
                                 (Please Print)
Capacity (full title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

DAYTIME Area Code and Telephone No.:
                                    --------------------------------------------

Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title.

To be Filled Out if Applicable:

    Name of Beneficial Holders
                               -------------------------------------------------
    Beneficial Holder's Address
     and Daytime Area Code and Telephone No.:
                                              ----------------------------------
    Name of Broker Dealers
                           -----------------------------------------------------
    -- Account Numbers
                       ---------------------------------------------------------
    -- DTC No.:
                ----------------------------------------------------------------

                    PAYER'S NAME: MISSISSIPPI POWER COMPANY

                                     --------------------------------------------------------------------------------------------
                                     PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND      ----------------------------
  SUBSTITUTE                         CERTIFY BY SIGNING AND DATING BELOW.                            SOCIAL SECURITY NUMBER
   FORM W-9
                                                                                                               OR
                                                                                                  ----------------------------
                                                                                                   EMPLOYER IDENTIFICATION TIN
                                     --------------------------------------------------------------------------------------------
                                     NAME (PLEASE PRINT)                                                    PART 2 --
                                                        --------------------------------------
                                     ADDRESS                                                            AWAITING TIN [ ]
                                             -------------------------------------------------
                                     CITY                                     STATE
                                          ------------------------------------      ----------
                                     ZIP CODE
                                              -------------------------
                                     --------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY         PART 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
  INTERNAL REVENUE SERVICE
                                     (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR A TIN
                                     HAS NOT BEEN ISSUED TO ME BUT I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TIN OR
                                     INTEND TO DO SO IN THE NEAR FUTURE), (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER
                                     BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (THE "IRS") THAT I AM
                                     SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS
                                     OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING AND (3) ALL
                                     OTHER INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
                                     SIGNATURE
                                                ---------------------------------------------------------------------------------
                                     DATE                        , 1997
                                           ---------------------

                                     YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
                                     CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON
                                     YOUR TAX RETURN.
                                     --------------------------------------------------------------------------------------------
                                     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
  PAYER'S REQUEST FOR                ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR PROXY SOLICITATION. PLEASE REVIEW THE
  TAXPAYER IDENTIFICATION            ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM
  NUMBER ("TIN") AND CERTIFICATION   W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                                     BOX IN PART 2 OF SUBSTITUTE FORM W-9.
                                                         CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER:
                                     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN
                                     ISSUED TO ME AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER
                                     IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY
                                     ADMINISTRATION OFFICE OR (2) I INTEND TO DO SO IN THE NEAR FUTURE. I UNDERSTAND THAT IF I
                                     DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF ALL PAYMENTS
                                     MADE TO ME WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.
                                     SIGNATURE                                            DATE:                         , 1997
                                                -----------------------------------------       ------------------------

                          SPECIAL PAYMENT INSTRUCTIONS

  To be completed ONLY if the check for the Special Cash Payment is to be issued in the name of someone other than the abovesigned.

Issue check to:

Name
     -------------------------------------------------
                     (PLEASE PRINT)

Address
        ----------------------------------------------
                   (INCLUDE ZIP CODE)

------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR
                 SOCIAL  SECURITY NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS

  To be completed ONLY if the check for the Special Cash Payment is to be mailed to someone other than the abovesigned or to the abovesigned at an address other than that shown below the abovesigned's signature(s).

Mail check to:

Name
     -------------------------------------------------
                    (PLEASE PRINT)

Address
        ----------------------------------------------

------------------------------------------------------
                   (INCLUDE ZIP CODE)

                           MISSISSIPPI POWER COMPANY

                                  CONSENT FEES

     Pursuant to the terms of the Proxy Statement dated November 3, 1997, if the Proposed Amendment is approved and adopted, for shares described below which are voted in favor of the Proposed Amendment, the Company will pay a consent fee of an amount equal to 0.50% of the par value per share of its 7.00% Series, its 6.32% Series and its 6.65% Series (each share of the 6.32% Series and the 6.65% Series represents one-fourth of a share of Preferred Stock), provided, however, with respect to transactions for beneficial owners whose ownership equals or exceeds 2,500 shares, the Company will pay a consent fee of an amount equal to 0.25% of the par value per share. No such fee shall be payable to a Soliciting Dealer (as defined in the Proxy Statement) with respect to the vote of shares by a holder unless the proxy accompanying the vote designates such Soliciting Dealer. However, Soliciting Dealers will not be entitled to such fee for shares beneficially owned by such broker or dealer.

     The abovesigned represents that the Soliciting Dealer who solicited and obtained this vote in favor of the Proposed Amendment is:

Name of Firm:
               -----------------------------------------------------------------
                                 (Please Print)

Name of Individual Broker or Financial Consultant:
                                                   -----------------------------
Telephone Number of Broker or Financial Consultant:
                                                    ----------------------------
Identification Number (if known):
                                 -----------------------------------------------
Address:
        ------------------------------------------------------------------------

     The acceptance of compensation by such broker or dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Proxy Statement; (c) in soliciting votes of shares it has used no solicitation materials other than those furnished by The Southern Company or Mississippi Power Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

     The payment of compensation to any broker or dealer is dependent on such broker or dealer returning a Notice of Solicited Proxies to the Information Agent.